UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2011

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Main Street, Moorefield, West Virginia             26836
               (Address of principal executive offices)                      (Zip Code)

Registrant’s telephone number, including area code:  (304) 530-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Summit Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 19, 2011 in Moorefield, West Virginia for the purpose of considering and voting upon the following:

(i)	To elect one (1) director to serve until the Annual Meeting in 2012 and six (6) directors to serve until the Annual Meeting in 2014;

(ii)	To ratify the selection of Arnett & Foster, PLLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and

(iii)	To transact such other business as may properly come before the Meeting.

(b)
The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting was 7,425,472 shares of which 5,666,492 shares representing 76.3% were present at the meeting either in person or by proxy.  The holders of common stock of the Company voted on two proposals, both of which were approved.  No other business was brought before the meeting.

The results of the voting on the two proposals were as follows:

(i)	Proposal 1 – To elect one (1) director to serve until the Annual Meeting in 2012 and six (6) directors to serve until the Annual Meeting in 2014.

The following directors were elected:

           VOTES                                                                   BROKER
    VOTES FOR                           WITHHELD                   ABSTENTIONS                   NON-VOTES
To serve until 2012:
Ronald F. Miller                                          4,362,725                                  204,968                                    -                                   1,098,799

To serve until 2014:
J. Scott Bridgeforth                                    4,370,304                                  197,389                                    -                                   1,098,799
Georgette R. George                                   4,446,447                                  121,246                                    -                                   1,098,799
Jeffrey E. Hott                                             4,415,671                                  152,022                                    -                                   1,098,799
Duke A. McDaniel                                     4,350,443                                  217,250                                    -                                   1,098,799
G. R. Ours Jr.                                               4,332,287                                  235,406                                    -                                   1,098,799
George W. Pace                                          4,371,629                                  196,064                                   -                                    1,098,799

(ii)	Proposal 2 – To ratify the selection of Arnett & Foster, PLLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2011:

        VOTES                                                                       BROKER
VOTES  FOR                                           AGAINST                                ABSTENTIONS                                NON-VOTES
   5,572,000                                           69,372                                            25,119                                                    -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                SUMMIT FINANCIAL GROUP, INC.

Date:           May 24, 2011                                                                                          By:  /s/ Julie R. Cook
                 Julie R. Cook
                 Vice President and Chief Accounting Officer